UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(D) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2007

SALEM COMMUNICATIONS CORPORATION
 (Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 8.01	Other Events

ITEM 9.01(c)                         Financial Statements and Exhibits

SIGNATURE

EXHIBIT INDEX

EXHIBIT 99.1

ITEM 8.01	Other Events.

Salem Communications Corporation announced that its Board of Directors declared a special cash dividend of $0.42 per share on its Class A and Class B common stock to be paid on August 23, 2007 to shareholders of record at the close of business on August 20, 2007. The dividend payment will total approximately $10.0 million.

 ITEM 9.01                           Financial Statements and Exhibits.

(c)  Exhibits.  The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description
99.1	Press release, dated August 8, 2007, of Salem Communications Corporation announcing a special cash dividend.

   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION

Date: August 8, 2007
By: /s/ EVAN D. MASYR
Evan D. Masyr
Senior Vice President and Chief Financial Officer

 EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release, dated August 8, 2007, of Salem Communications Corporation announcing a special cash dividend.

EXHIBIT 99.1

Salem Communications Announces A Special Cash Dividend

CAMARILLO, Calif.—August 8, 2007-- Salem Communications Corporation (NASDAQ:SALM), a leading U.S. radio broadcaster, Internet content provider and magazine publisher targeting audiences interested in Christian and family-themed content and conservative values, today announced that its Board of Directors declared a special cash dividend of $0.42 per share on its Class A and Class B common stock to be paid on August 23, 2007 to shareholders of record at the close of business on August 20, 2007. The dividend payment will total approximately $10.0 million.

Edward G. Atsinger III, chief executive officer, commented, “Last year we paid a special dividend of $15 million, our first ever as a public company.  This year, despite challenges facing the broadcast sector, Salem Communications continues to generate free cash flow and bring incremental value to our shareholders.  After considering available options, our board of directors determined that this new special dividend of approximately $10 million was the best way to allow our shareholders to benefit from this growth.”

In addition to its radio properties, Salem Communications owns Salem Radio Network®, which syndicates talk, news and music programming to approximately 2,000 affiliates; Salem Radio Representatives™, a national radio advertising sales force; Salem Web Network™, an Internet provider of Christian content and online streaming; and Salem Publishing™, a publisher of Christian-themed magazines. Upon the close of all announced transactions, the company will own 97 radio stations, including 61 stations in 23 of the top 25 markets. Additional information about Salem may be accessed at the company's website, www.salem.cc.

Forward-Looking Statements

Statements used in this press release that relate to future plans, events, financial results, prospects or performance are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those anticipated as a result of certain risks and uncertainties, including but not limited to the ability of Salem to close and integrate announced transactions, market acceptance of Salem's radio station formats, competition from new technologies, adverse economic conditions, and other risks and uncertainties detailed from time to time in Salem's reports on Forms 10-K, 10-Q, 8-K and other filings filed with or furnished to the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Salem undertakes no obligation to update or revise any forward-looking statements to reflect new information, changed circumstances or unanticipated events.

CONTACT: Salem Communications Corporation
Investors:
Elizabeth Stewart, 805-987-0400 ext. 1065
Elizabeth.Stewart@salem.cc
or
Media:
Denise Davis, 805-987-0400, ext. 1081
DeniseD@salem.cc